Supplement dated September 1, 2023
to the following statutory prospectus(es):
Best of American All American AnnuitySM dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option in the "All American Annuity (Issued before 5/01/00)" and "All American Annuity (Issued between 5/1/00 and 2/14/02)" sections in "Appendix A: Underlying Mutual Funds Available Under the Contract":
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Newton Investment Management Limited	0.87%	-1.13%	9.21%	11.25%
PROS-0750